UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 15, 2022

ImmunityBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3530 John Hopkins Court

San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 633-0300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IBRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Investor Conference

On November 15, 2022, Dr. Patrick Soon-Shiong, the Executive Chairman and Global Chief Scientific and Medical Officer of ImmunityBio, Inc., a Delaware corporation (the “Company” or “ImmunityBio”) will participate in the 2022 Jefferies London Healthcare Conference (the “Conference”), which is taking place in London from November 15-17, 2022. Dr. Soon-Shiong is scheduled to present at the conference on November 15, 2022 at 4:25 P.M. Greenwich Mean Time (GMT). During the Conference, Dr. Soon-Shiong intends to refer to an updated corporate presentation (the “Investor Presentation”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure. Interested parties can access the live audio webcast of this Conference presentation at https://wsw.com/webcast/jeff255/ibrx/1861731 and a replay of the presentation will be available on the Events section of the Investor Relations page on the Company’s website.

The information furnished pursuant to this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 8.01.	Other Events.

The Company is providing updates regarding the registrational development strategy and status for certain of the Company’s product candidates. For example, the Company has completed enrollment of the papillary cohort (cohort B) of its QUILT 3.032 clinical trial studying N-803 plus BCG in adults with BCG-unresponsive non-muscle invasive bladder cancer (“NMIBC”), and the Company has a related Type B meeting scheduled with the United States Food and Drug Administration (“FDA”) in December 2022. In addition, the Company has completed enrollment in the third-line or greater cohort (cohort C) of its QUILT 88 clinical trial studying low-dose chemotherapy in combination with PD-L1 t-haNK, N-803 and aldoxorubicin in subjects with metastatic pancreatic cancer, and the Company has submitted a related briefing book to the FDA and has a related Type B meeting scheduled with the FDA in December 2022. Further, as previously disclosed, in May 2022, the Company announced the submission of a Biologics License Application (“BLA”) to the FDA for N-803 in combination with BCG for the treatment of patients with BCG-unresponsive NMIBC with CIS with or without Ta or T1 disease. In July 2022, the Company announced the FDA had accepted the Company’s BLA for review and set a target Prescription Drug User Fee Act (“PDUFA”) action date of May 23, 2023. It is unclear when the FDA will approve the Company’s BLA, if at all. In anticipation of the PDUFA date and as part of the Company’s overall strategy, the Company is exploring to partner with a large biopharmaceutical company for commercialization of N-803 plus BCG for administration intravesically. While the Company is pursuing discussions with multiple prospective global pharmaceutical partners with a view towards completing a transaction by the first quarter of 2023, there can be no assurance that the Company will complete a transaction on acceptable terms in accordance with this timeline or at all.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding clinical trial enrollment and results, the regulatory review process and timing thereof, timing of scheduled meetings with the FDA, the Company’s commercialization strategy for N-803 plus BCG for administration intravesically, and potential strategic partnering transactions, among others. Statements that are not statements of historical fact are considered forward-looking statements, which are usually identified by the use of words such as “anticipates,” “believes,” “continues,” “goal,” “could,” “estimates,” “scheduled,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “indicate,” “projects,” “seeks,” “should,” “will,” “strategy,” and variations of such words or similar expressions. Statements of past performance, efforts, or results of our preclinical and clinical trials, about which inferences or assumptions may be made, can also be forward-looking statements and are not indicative of future performance or results. Forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of ImmunityBio’s management as well as assumptions made by and information currently available to ImmunityBio. Such information may be limited or incomplete, and ImmunityBio’s statements should not be read to indicate that it has conducted a thorough inquiry into, or review of, all potentially available relevant information. Such statements reflect the current views of ImmunityBio with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about ImmunityBio, including, without limitation, (i) whether the FDA will approve ImmunityBio’s filed BLA and the risks and uncertainties associated with the regulatory approval process, (ii) the ability of ImmunityBio to execute a partnering relationship with a large biopharmaceutical company for commercialization of N-803 plus BCG for administration intravesically on acceptable terms, if at all, (iii) the ability of ImmunityBio to continue its planned preclinical and clinical development of its development programs, and the timing and success of any such continued preclinical and clinical development and planned regulatory submissions, (iv) ImmunityBio’s ability to retain and hire key personnel, (v) ImmunityBio’s ability to obtain additional financing to fund its operations and complete the development and commercialization of its various product candidates, (vi) ImmunityBio’s ability to successfully commercialize its product candidates and uncertainties around regulatory reviews and approvals, (vii) ImmunityBio’s ability to scale its manufacturing and commercial supply operations for its product candidates and future approved products, (viii) ImmunityBio’s ability to obtain, maintain, protect and enforce patent protection and other proprietary rights for its product candidates and technologies, and (ix) the unknown future impact of the COVID-19 pandemic on certain clinical trials or their milestones and/or ImmunityBio’s business operations or operating expenses. More details about these and other risks that may impact ImmunityBio’s business are described under the heading “Risk Factors” in the Company’s Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 1, 2022 and the Company’s Form 10-Q filed with the SEC on November 9, 2022, and in subsequent filings made by ImmunityBio with the SEC, which are available on the SEC’s website at www.sec.gov. ImmunityBio cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. ImmunityBio does not undertake any duty to update any forward-looking statement or other information.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Investor Presentation

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNITYBIO, INC.

Date: November 15, 2022	By:	/s/ David Sachs
David Sachs Chief Financial Officer